SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 17, 1998


                              MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)

         Delaware                    0-8131                      95-3520818
(State or other jurisdiction     (Commission File             (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)

                 197 First Avenue, Suite 300, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 433-6000
              (Registrant's telephone number, including area code)



                           MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

         Delaware                    0-8132                       95-3419438
(State or other jurisdiction     (Commission File             (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)

                 197 First Avenue, Suite 100, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On July 17, 1998, Meditrust Corporation, a Delaware corporation ("Meditrust"), completed its acquisition of La Quinta Inns, Inc. ("La Quinta"), and La Quinta was merged with and into Meditrust with Meditrust being the surviving corporation (the "Merger"). As consideration for the Merger, La Quinta shareholders were eligible to receive common stock of Meditrust and common stock of Meditrust Operating Company ("Operating Company" and together with Meditrust, "The Meditrust Companies") whose shares of common stock are paired and trade together (the "Paired Shares") or to elect cash consideration of $26.00 per share of La Quinta common stock, subject to certain limitations. Approximately 25% of the La Quinta shares which elected to receive cash in the merger will receive $26.00 in cash and the remaining shares (approximately 75%) will receive
0.738 Paired Shares for each share of common stock of La Quinta. La Quinta shareholders who did not elect to receive cash will receive 0.738 Meditrust paired shares for each share of common stock of La Quinta.

Item 5.  Other Events
         ------------

     On July 17, the Meditrust Companies released the press release attached herein as Exhibit 99.1.







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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (c)  Exhibits

Exhibit No.  Description
-----------  -----------

99.1 Press release announcing the completion of the merger of La Quinta Inns, Inc. with and into Meditrust Corporation, dated July 17, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 24, 1998                    MEDITRUST CORPORATION

                                            By: /s/ Michael S. Benjamin
                                                --------------------------------
                                                Name: Michael S. Benjamin
                                                Title: Senior Vice President

                                        MEDITRUST OPERATING COMPANY

                                            By: /s/ Edward J. Robinson
                                                --------------------------------
                                                Name: Edward J. Robinson
                                                Title: Chief Operating Officer



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